GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”)

Supplement dated October 9, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2019, as supplemented

Effective on or around October 11, 2019, ADG Capital Management LLP (“ADG”) will no longer be an Underlying Manager (investment subadviser) for the Fund or any wholly-owned subsidiary of the Fund. Accordingly, all references to ADG in the Prospectuses, Summary Prospectuses and SAI are hereby deleted in their entirety as of that date. Although ADG will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from ADG prior to that date.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MMALTUMCHGSTK 10-19